Exhibit 6(a)



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated April 2, 1998 in this Amendment No. 1 to the Registration Statement (Form S-6 No. 333-48281) and related Prospectus of Delaware Investments Unit Investment Trust, Series 18 dated April 2, 1998.



                                                       ERNST & YOUNG LLP


Philadelphia, Pennsylvania
April 2, 1998